BLACKROCK FUNDSSM

iShares Enhanced Roll Yield Index Fund

(the “Fund”)

Supplement dated June 23, 2025 to the Prospectus of the Fund, dated October 3, 2024,

as supplemented to date

Effective immediately, the following changes are made to the Fund’s Prospectus:

The section of the Prospectus entitled “Fund Overview — Key Facts About iShares Enhanced Roll Yield Index Fund — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Manager

Portfolio Manager	Portfolio Manager of the Fund Since	Title
Orlando Montalvo	2025	Managing Director of BlackRock, Inc.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGER OF THE FUND
Orlando Montalvo is the portfolio manager and is primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio manager.

The section of the Prospectus entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio manager of the Fund is set forth below. Further information regarding the portfolio manager, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Orlando Montalvo	Primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2025	Managing Director of BlackRock, Inc. since 2016.

Shareholders should retain this Supplement for future reference.